UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 18, 2022

Date of Report (Date of earliest event reported)

Can B̅ Corp.

(Exact name of registrant as specified in its charter)

Florida	000-55753	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 South Broadway, Suite 120 Hicksville, NY	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 516-595-9544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	CANB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 18, 2022, Imbibe Wellness Solutions, LLC (“Imbibe”), a subsidiary of Can B Corp., a Florida corporation (the “Company”), entered into a definitive agreement (the “Agreement”) with Forever Brands, inc. (“Forever Brands”) for Imbibe to be the exclusive manufacturer, distributor, and direct to consumer seller of certain super food and related nutritional products to be marketed under the Longevity by Brooke Burke trademarks and brand.

Imbibe will engage Pure Health Products, LLC (“PHP”), another subsidiary of the Company, to produce the products under a non-exclusive Private Label Manufacturing Agreement whereby PHP manufactures and ships products directly to Forever Brand’s customers.

Forever Brands has entered into an Endorsement Agreement with Brooke Burke and her company, BB Body, Inc. to market, endorse and promote the products in a monthly, online subscription model.

Imbibe’s duties include:

(i) management of the proceeds for sales revenues;

(ii) provide suitable facilities for storage and distribution of products;

(iii) shipment of products;

(iv) notification to Forever Brands regarding regulations applicable to the products; and

(v) obtain necessary regulatory approval, licenses and permits for the importation, marketing, distribution, sale and use of products and operation of Imbibe’s business.

Forever Brand’s responsibilities include:

(i) marketing of the products;

(ii) sales and promotion of the products;

(iii) fulfillment of Endorsement Agreement terms and conditions with Brooke Burke and Forever Brands;

(iv) web site development and marketing; and

(v) customer service.

The Agreement is for a term of three years, subject to certain termination provisions. The Agreement otherwise contains terms and conditions the Company’s deems standard of deals of this type.

The foregoing descriptions of definitive agreements are qualified in their entirety by the terms of the full text of the agreements, respectively, attached hereto as exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Agreement with Forever Bradst
104	Cover Page Interactive Data File, formatted in Inline XBRL

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2022	Can B̅ Corp.

	By:	/s/ Marco Alfonsi
Marco Alfonsi, CEO

3